RETIREMENT LATITUDES
(05/10) FIXED AND VARIABLE
ANNUITY APPLICATION (VA310)
Home Office: Lansing, Michigan
www.jackson.com
First Class Mail: P.O. Box 30314
Customer Care: 800-873-5654
Lansing, MI 48909-7814
Bank or Financial Institution Customer Care: 800-777-7779
Fax: 800-943-6761
Overnight Mail:
1 Corporate Way
Hours: 8:00 a.m. to 8:00 p.m. ET
Lansing, MI 48951
Email: contactus@jackson.com
Broker/Dealer or External Account No. (if applicable)
PLEASE PRINT
Primary Owner
Social Security Number
or
Tax I.D. Number
Sex
Male
Female
U.S. Citizen
Yes
No
First Name
Middle Name
Last Name
If Owner is a
Non-Natural Owner/Entity Name (if applicable)
Trust, Trustee
Certification
form X5335 or
trust
Date of Birth
(mm/dd/yyyy)
Telephone Number(including area code)
Email Address
documents are
required with
/
/
(
)
application.
Physical Address Line 1 (No P.O. Boxes)
Line 2
It is required
for Good
Order that
City
State
ZIP Code
you provide a
physical
address.
Mailing Address Line 1
Line 2
Only include
mailing
address if
different from
City
State
ZIP Code
physical
address.
Joint Owner
First Name
Middle Name
Last Name
Proceeds will
be distributed
in accordance
Social Security Number
Date of Birth (mm/dd/yyyy)
Sex
U.S. Citizen
with the
Male Female
Yes
No
Contract on
/
/
the first death
of either
Email Address
Relationship to Owner
Telephone Number (including area code)
Owner.
Spouse
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
VDA 310 09/09

V5673 05/10

LONG-TERM SMART
Primary Annuitant
Same as Owner
Sex Male
Female
U.S. Citizen Yes
No
Complete this
First Name
Middle Name
Last Name
section if
different from
Owner.
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Spouse
/
/
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
Joint/Contingent Annuitant
Joint Annuitant OR
Contingent Annuitant
Sex Male
Female
U.S. Citizen Yes
No
Same as Joint Owner
Complete this
section if
First Name
Middle Name
Last Name
different from
Joint Owner.
Contingent
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Annuitant
Spouse
/
/
(
)
must be
Other__________________
Annuitant's
Physical Address Line 1 (No P.O. Boxes)
Line 2
spouse.
Available only
on a Qualified
plan custodial
City
State
ZIP Code
account when
electing a Joint
GMWB.
Beneficiary(ies)
It is required for
Primary
%
Percentage of Death Benefit
Good Order
that the Death
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Benefit
Percentage be
whole numbers
and must total
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
100% for each
Spouse
/
/
beneficiary
Other__________________
type.
Primary
Contingent
%
Percentage of Death Benefit
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
For additional
/
/
beneficiaries,
please attach a
separate sheet,
Primary
Contingent
%
Percentage of Death Benefit
signed and
dated by the
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Owner, which
includes names,
percentages,
and other
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
required
information.
/
/
VDA 310 09/09

V5673 05/10

LONG-TERM SMART
Make all
Premium Payment
checks
Select method of payment
payable to
Jackson
Check
$___________________________
Wire
$___________________________
National Life
Insurance
External Transfer
$___________________
Internal Transfer
$___________________
Company .
Annuity Type
Jackson will
IRA:
Qualified Plan:
SEP/IRA
(408(k)):
issue Annuity
IRA - Traditional*
401(k) Qualified Savings Plan
SARSEP
Type per the
Stretch IRA
Cash Balance-Defined Benefit
SEP
bold
Roth IRA:
Cash Balance-Defined Contribution
ORP:
headings.
Roth Conversion
HR-10 (Keogh) Plan
ORP
Roth IRA*
Money Purchase
Texas ORP
*Tax Contribution Years and Amounts:
Profit Sharing Plan
Charitable Remainder Trust:
Year:________ $___________
Roth 401(k)
Charitable Remainder
Year:________ $___________
Target Benefit Plan
Annuity Trust
Charitable Remainder
Non-Qualified Plan:
TSA Plan:
Unitrust
Deferred Compensation
403(b) TSA
Non-Tax Qualified
It is required for
Statement Regarding Existing Policies or Annuity Contracts
Good Order
I
(We) certify that:
(please select one)
that this entire
section be
I
(We) do not have any existing life insurance policies or annuity contracts.
completed.
COMPLETE
I
(We) do have existing life insurance policies or annuity contracts.
X0512
Notice to Producer/Representative: If the Applicant does have existing life insurance policies or annuity contracts you
"REPLACEMENT
must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations
OF LIFE
may apply) and return the notice, signed by both the Producer/Representative and Applicant, with the Application.
INSURANCE OR
If yes, complete the
Yes
No
ANNUITIES"
following Company
Are you replacing an existing life insurance policy or annuity contract?
WHERE
information.
REQUIRED
Company name
Contract number
Anticipated amount
(must be dated
on or before the
$
Application Sign
Date to be in
$
Good Order).
$
Transfer Information
For transfers,
Non-Qualified Plan Types:
IRC 1035 Exchange
Non-1035 Exchange
it is required
for Good
All Other Plan Types:
Direct Transfer
Direct Rollover
Non-Direct Rollover
Order that this
Yes No
entire section
By marking "Yes," Jackson will not
Have you submitted a transfer request to the surrendering institution?
be completed.
request the funds.
Transfer
Anticipated date
Anticipated
Type
Company releasing funds
Account number
of receipt
transfer amount
Full
/
/
$
Partial
Full
/
/
$
Partial
Full
/
/
$
Partial
Annuitization/Income Date
Specify Income Date (mm/dd/yyyy)
If an Income Date is not specified, the Company will default
/
/
to the Latest Income Date as shown in the Contract.
VDA 310 09/09

V5673 05/10

☐
☐

☐
☐

☐

☐ ®

☐ SM ☐ ®

☐ SM

☐ SM ☐
☐

☐ SM

☐ SM ☐
☐

☐ SM

☐ SM ☐ ®

1
2
3
4
5
6
7

☐ ☐ ☐ ☐

LONG-TERM SMART
Optional Death Benefits All optional death benefits may not be available in all states and once selected cannot be changed.
If no Optional
Select only one of the following. May not be selected in combination with LifeGuard Freedom 6 DB.
(Ages 0-79)
Death Benefit
is selected
5% Roll-Up Death Benefit
(4% if the owner is age 70 or older on the date of issue)
your
With Highest Quarterly Anniversary Value Death Benefit
beneficiary(ies)
will receive the
Without Highest Quarterly Anniversary Value Death Benefit
standard
death benefit.
6% Roll-Up Death Benefit
(5% if the Owner is age 70 or older on the date of issue)
Please see the
With Highest Quarterly Anniversary Value Death Benefit
prospectus for
details.
Without Highest Quarterly Anniversary Value Death Benefit
Optional
Highest Quarterly Anniversary Value Death Benefit
Death
Benefits and
Other Optional Benefits All optional benefits may not be available in all states and once selected cannot be changed.
Other
Optional
Age limitations apply based on the age of the Owner(s) or Covered Lives.
Benefits:
Additional
Guaranteed Living Benefit Options
Guaranteed Living Benefit Options (Cont.)
charges will
(May select only one GMWB)
GMWB
(Guaranteed Minimum Withdrawal Benefits)
apply. Please
GMWB For Life
SafeGuard Max
(Ages 0-85)
see the
(For Life Guaranteed Minimum Withdrawal Benefits)
GMWB with 5-Year Step-Up
prospectus
for details.
LifeGuard Freedom 6
(Ages 45-80)
AutoGuard
5
(Ages 0-80)
For Life GMWB with Bonus & Annual Step-Up
5% GMWB with Annual Step-Up

LifeGuard Freedom 6 DB
(Ages 45-75)
For Life GMWB with Bonus, Annual Step-Up & Death Benefit
Contract Enhancement Options
2,3,4
LifeGuard Freedom 6 w/ Joint Option
(Ages 45-80)
(May select only one)
(Ages 0-87)
Joint For Life GMWB with Bonus & Annual Step-Up
5% of first-year premium
LifeGuard Freedom 6 Net
(Ages 45-80)
4% of first-year premium
For Life GMWB with Bonus, Annual Step-Up,
& Earnings-Sensitive Withdrawal Amount
2,3,4
Withdrawal Options
LifeGuard Freedom 6 Net w/ Joint Option
(Ages 45-80)
Joint For Life GMWB with Bonus, Annual Step-Up,
(May select only one)
6,7
& Earnings-Sensitive Withdrawal Amount
20% Free Withdrawal Benefit
(Ages 0-90)

Jackson Select
(Ages 55-80)

4-Year Withdrawal Charge Schedule
(Ages 0-85)
For Life GMWB with Bonus, GWB Adjustment,
Annual Step-Up, & Transfer of Assets
Earnings Protection Benefit
2,3,4,5
Jackson Select w/ Joint Option
(Ages 55-80)
EarningsMax
(Ages 0-75)
Joint For Life GMWB with Bonus, GWB Adjustment,
Annual Step-Up, & Transfer of Assets
May not be selected in combination with an Optional Death Benefit.
For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the
Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed. For Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation is required. Please ensure the Primary Beneficiary section on Page 2 (including the
"Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent
Annuitant. If selected, the 3, 5, and 7-Year Fixed Account Options and the Capital Protection Program are not available. The total number of allocations in the Premium Allocation section may not exceed 17.
If selected, premium payments will not be accepted after the first Contract Year. May not be selected in combination with either the 4% or 5% Contract Enhancements.
Only the
Systematic Investment
(periodic premium reallocation programs)
Investment
Division(s)
Automatic Rebalancing. The 3, 5 and 7-Year Fixed Account
DCA+ ($15,000 contract minimum)
selected in the
Options are not available for Automatic Rebalancing.
_______ % 6-month
Premium
Frequency:
_______ % 12-month
Allocation
Monthly
Quarterly
Semiannually
Annually
If DCA+ is selected, you must allocate Target
section and the
Start Date (mm/dd/yyyy) ___________________________
Fund(s) using Systematic Investment Form (V5385).
1-Year Fixed
Note: If no date is selected, the program will begin
DCA+ provides an automatic monthly transfer to the
Account (if
selected) will
one month/quarter/half year/year (depending on the
selected Investment Division(s) so the entire amount
participate in
frequency you selected) from the date Jackson applies
invested in this program, plus earnings, will be
the rebalancing
the first premium payment. If no frequency is selected, the
transferred by the end of the DCA+ term selected. If
program.
frequency will be annual. No transfers will be made on
selected, the total number of elections in the Premium
days
29, 30 or 31, unless set up on annual frequency.
Allocation section may not exceed 17.
VDA 310 09/09

V5673 05/10

LONG-TERM SMART
Premium Allocation
JNL®
JNL/Ivy
JNL/PPM America
Tell us how you
want your
% Institutional Alt 20
% Asset Strategy
% High Yield Bond
annuity
% Institutional Alt 35
% Mid Cap Value
premiums
% Institutional Alt 50
% Small Cap Value
invested.
TOTAL
% Institutional Alt 65
% Value Equity
JNL/JPMorgan
ALLOCATION
MUST EQUAL
% International Value
100%.
% U.S. Government &
JNL/AIM
Quality Bond
JNL/Red Rocks
% International Growth
% Listed Private Equity
Total number
% Large Cap Growth
of allocation
selections may
% Global Real Estate
not exceed 18.
JNL/Lazard
JNL/Select
% Emerging Markets
% Balanced
JNL/American Funds®
% Money Market
Blue Chip Income
%
% Value
and Growth
All premium
allocation
% Global Bond
JNL/M&G
options may
% Global Basics
Global Small
not be
%
JNL/T. Rowe Price
Capitalization
% Global Leaders
available in all
states.
% Established Growth
% Growth-Income
Restrictions
% Mid-Cap Growth
% International
may apply at
% Short-Term Bond
Jackson's
% New World
discretion on a
JNL/Mellon Capital Management
% Value
non-
% JNL 5
discriminatory
basis.
% Global 15
JNL/Capital Guardian
% Select Small-Cap
JNL/S&P Strategic
% Global Balanced
% JNL Optimized 5
% S&P 4
%
Global Diversified
% VIP
Research
% U.S. Growth Equity
% Dow Dividend
% Nasdaq 25
JNL/S&P Managed
% S&P

% Conservative
JNL/Credit Suisse
% Value Line

% Moderate
% Commodity Securities
% S&P 500 Index
% Moderate Growth
% S&P 400 MidCap Index
% Growth
% Small Cap Index
JNL/Eagle
% Aggressive Growth
% International Index
% Core Equity
% Bond Index
% SmallCap Equity
% Global Alpha
JNL/S&P Disciplined
% Moderate
JNL/Franklin Templeton
% Moderate Growth
% Founding Strategy
JNL/PAM
% Growth
% Income
% Asia ex-Japan
% International Small
% China-India
Cap Growth
Fixed Account Options
% 1-Year
% 3-Year
JNL/Goldman Sachs
JNL/PIMCO
% Real Return
% 5-Year
% Core Plus Bond
% Emerging Markets Debt
% Total Return Bond
% 7-Year
VDA 310 09/09

V5673 05/10

LONG-TERM SMART
Capital Protection Program
Yes
No
(If no selection is made, Jackson will default to "No.")
If you marked "Yes," which Fixed Account Option do you wish to select for the Capital Protection Program?
Select only one.
1-Year
3-Year
5-Year
7-Year
Having selected the Capital Protection Program, the balance of your initial premium will be allocated as indicated in the Premium Allocation section on page 5.
Telephone and Electronic Transfers Authorization
By checking "Yes," I (we) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/ allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our)
Producer/Representative subject to Jackson's administrative procedures. This authorization is not extended to
Authorized Callers.
Yes
No
Do you authorize these types of transfers?
Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, not withstanding subsequent allegations of error or mistake in connection with any such transaction instruction. If no election is made, Jackson will default to "No" for residents of Nebraska, New Hampshire and North Dakota and to
"Yes" for residents of all other states.
Electronic Delivery Authorization
I agree to receive documents electronically:
Check the
ALL DOCUMENTS
boxes next to
the types of
Quarterly statements
Prospectuses and prospectus supplements
documents
Periodic and immediate confirmation statements
Proxy and other voting materials
you wish to
receive
Annual and Semi-Annual reports
Other Contract-related correspondence
electronically.
If an email
This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by address is
email or by notice to you of a document's availability on a website. Certain types of correspondence may continue provided, but
to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson's website no document
(www.jackson.com) is required for electronic delivery of Contract-related correspondence.
type is
selected, the
I
(We) do
do not
have ready access to computer hardware and software that meet the requirements selection will
listed below. My email address is:_________________________________________. I (We) will notify the company of default to "All
any new email address.
Documents."
The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.
Please see Page 7 for further information regarding Electronic Delivery.
If you want to
Authorized Callers
authorize an
individual
First Name
Middle Name
Last Name
other than
your
Producer/Rep
Social Security/Tax I.D. Number
Date of Birth(mm/dd/yyyy)
to receive
Contract
/
/
information via
telephone,
First Name
Middle Name
Last Name
please list that
individual's
information
here.
Social Security/Tax I.D. Number
Date of Birth(mm/dd/yyyy)
/
/
VDA 310 09/09

V5673 05/10

LONG-TERM SMART
Notice to Applicant
ARKANSAS, COLORADO, KENTUCKY, LOUISIANA,
insurance proceeds, shall be reported to the Colorado
MAINE, NEW MEXICO, OHIO, PENNSYLVANIA, AND
Division of Insurance within the Department of
WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person
Regulatory Agencies.
who knowingly, and with intent to defraud any
DISTRICT OF COLUMBIA RESIDENTS, PLEASE NOTE:
insurance company or other person, files an application
WARNING: It is a crime to provide false or misleading
for insurance or statement of claim containing any
information to an insurer for the purpose of defrauding
materially false information or conceals for the purpose
the insurer or any other person. Penalties include
of misleading, information concerning any fact material
imprisonment and/or fines. In addition, an insurer may
thereto, commits a fraudulent insurance act, which is a
deny insurance benefits, if false information materially
crime and subjects such person to criminal and civil
related to a claim was provided by the applicant.
penalties.
RHODE ISLAND RESIDENTS, PLEASE NOTE: Any person
In COLORADO, any insurance company, or agent of an
who knowingly presents a false or fraudulent claim for
insurance company, who knowingly provides false,
payment of a loss or benefit or knowingly presents false
incomplete, or misleading facts or information to a
information in an application for insurance is guilty of a
policyholder or claimant for the purpose of defrauding,
crime any may be subject to fines and confinement in
or attempting to defraud, the policyholder or claimant
prison.
with regard to a settlement or award payable from
Electronic Delivery Information: There is no charge for electronic delivery, although you may incur the costs of
Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given
Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
Client Acknowledgements
1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We)
understand that the Contract I (we) have applied for is variable and employs the use of a separate account. I (We)
also understand that the annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of a Investment Division in the separate account of Jackson are variable and may be increased or decreased, and the dollar amounts are not guaranteed by Jackson or any other insurance company, the United
States government or any state government, the FDIC, Federal Reserve Board or any other federal or state agency. I
(We) understand that, except for funds allocated to the Contract's Fixed Account Option, I (we) will bear all risk under the Contract.
4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
5. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value. 7. I (We)
understand that allocations to the Fixed Account Options are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred.
8. I (We) certify that the age of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint
 Annuitant, or Contingent Annuitant, if applicable, stated in this application are true and correctly recorded for purposes of electing an Optional Death Benefit or Other Optional Benefits.
Owner's Signature
Date Signed (mm/dd/yyyy) State where signed
/
/
Owner's Title (required if owned by an Entity)
Joint Owner Signature
Date Signed(mm/dd/yyyy) State where signed
/
/
Annuitant's Signature (if other than Owner)
Date Signed (mm/dd/yyyy) State where signed
/
/
Joint Annuitant's Signature (if other than Joint Owner)
Date Signed(mm/dd/yyyy) State where signed
/
/
VDA 310 09/09

V5673 05/10

LONG-TERM SMART
Producer/Representative Acknowledgements
Complete this
certification
I certify that:
regarding
I did not use sales material(s) during the presentation of this Jackson product to the applicant.
sales material
section only if:
I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant.
Your client
In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.
has other
existing
By signing this form, I certify that:
policies or
1. I am authorized and qualified to discuss the Contract herein applied for.
annuity
2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this contracts
transaction is suitable given the client's financial situation and needs.
AND
3. The Producer/Representative's Certification Regarding Sales Material has been answered correctly.
Will be either
4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that terminating
this replacement (if applicable) is consistent with that position.
any of those
5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the existing
best of my knowledge and belief.
policies or
6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being using the
replaced is true and accurate to the best of my knowledge and belief.
funds from
existing
7. I have complied with requirements for disclosures and/or replacements as necessary.
policies to
fund this new
Contract.
Jackson Prod./Rep. No.
Producer/Representative Signature
Date Signed (mm/dd/yyyy)
/
/
First Name
Middle Name
Last Name
Broker/Dealer Name
Program Options
Program
A
B
C
Options Note:
Contact your
home office
Address
(number and street)
City
State ZIP Code
for program
information. If
no option is
indicated, the
Email Address
Business Telephone No. (including area code)
Percentage
designated
(
)
%
default will be
used.
It is required
If more than one Producer/Representative is participating in a Program Option on this case, please provide all for Good
Producer/Representative names, Jackson Producer/Representative numbers and percentages for each (totaling 100%).
Order that all
Producer/Rep
numbers be
Producer/Representative Name
Jackson Producer/Representative No.
Percentage
supplied.
%
Producer/Representative Name
Jackson Producer/Representative No.
Percentage
%
Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value
Not a deposit Not insured by any federal agency
VDA 310 09/09

V5673 05/10